UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2024

PepperLime Health Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40915	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

548 Market Street, Suite 97425 San Francisco, CA	94104
(Address of principal executive offices)	(Zip Code)

(415) 263-9939

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title for each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	PEPLU	The Nasdaq Stock Market LLC

Class A ordinary shares	PEPL	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PEPLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported in Current Reports on Form 8-K filed on February 2, February 12, and February 26, 2024, PepperLime Health Acquisition Corporation (the “Company”) was not able to consummate an initial business combination by January 19, 2024 and has deposited funds to the trust account to extend the time it has to consummate an initial business combination till March 19, 2024 while it explored options other than liquidation, including a sale by the Company’s sponsor of all or a portion of the Company’s ordinary shares and private warrants it holds to a new sponsor (the “Sponsor Sale”). The Company will not be able to consummate either an initial business combination or a Sponsor Sale before March 19, 2024, and pursuant to the Company’s Amended and Restated Memorandum and Articles of Association, the Company’s Board of Directors (the “Board”) has determined to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Company’s public Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding publicly held Class A Ordinary Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the holders of the Company’s Class B ordinary shares and the Board, liquidate and dissolve.

The Company expects that the last day of trading of its Class A Ordinary Shares, Redeemable Warrants and units (collectively, the “Securities”) on the Nasdaq Stock Market LLC (“Nasdaq”) will be March 21, 2024. The Company expects that Nasdaq will thereafter file with the U.S. Securities and Exchange Commission (the “SEC”) a Form 25 Notification of Removal from Listing and/or Registration (“Form 25”) to delist and deregister the Company’s Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Securities will no longer be listed on Nasdaq. The Company thereafter intends to file a Form 15 Certification and Notice of Termination of Registration with the SEC, requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be terminated with respect to the Securities.

Item 8.01 Other Events.

The information set forth above in Item 3.01 of this Current Report on Form 8-K is incorporated by reference herein.

In order to provide for the disbursement of funds from the Company’s trust account, the Company will instruct Continental Stock Transfer & Trust Company, as trustee, to take all necessary actions to liquidate the assets held in the trust account. The proceeds thereof, less $100,000 of interest to pay dissolution expenses and net of taxes payable, will be held in a trust operating account while awaiting disbursement to the public holders of the Class A Ordinary Shares (the “Redemption Amount”). All other costs and expenses associated with implementing the Company’s plan of dissolution will be funded from proceeds held outside of the trust account. The Company anticipates that (i) its Class A Ordinary Shares, as well as its publicly traded units and warrants, will cease trading as of the close of business on March 21, 2024 and (ii) the Redemption Amount will be paid to public holders of the Class A Ordinary Shares on or about March 22, 2024, without any required action on their part, at which point such shares shall be redeemed and canceled and will only have the right to receive the Redemption Amount. Following such redemption, the Class A Ordinary Shares will no longer be outstanding and the Company’s warrants will expire in accordance with their terms upon the liquidation of the Company. Beneficial owners of the Class A Ordinary Shares held in “street name,” will not need to take any action in order to receive their pro rata portion of the Redemption Amount. Registered holders of the public Class A Ordinary Shares will need to present proof of their respective Class A Ordinary Shares to the Company’s transfer agent, Continental Stock Transfer & Trust Company, to receive their pro rata portion of the Redemption Amount.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks, uncertainties, and assumptions that are difficult to predict. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy, and plans and objectives of management for future operations, are forward-looking statements. The Company has attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” or “should,” or the negative of these terms or other comparable terminology. The forward-looking statements made herein are based on the Company’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation, its limited operating history, competitive factors in the Company’s and Force’s industry and market, and other general economic conditions. The forward-looking statements made herein are based on the Company’s current expectations, assumptions, and projections, which could be incorrect. The forward-looking statements made herein speak only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the Company’s periodic filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and its subsequent Quarterly Report on Form 10-Q. The Company’s SEC filings are available publicly on the SEC’s website at http://www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release March 11, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepperLime Health Acquisition Corporation

Dated: March 11, 2024	By:	/s/ Ramzi Haidamus
Name: Ramzi Haidamus
Title: Chief Executive Officer